Exhibit 32.2
CERTIFICATION OF PERIODIC REPORT
BY CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Wesley S. McDonald, Chief Financial Officer of Kohl's Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned's knowledge, on the date of this Certification:

1.
This Quarterly Report on Form 10-Q of the Company for the quarterly period ended October 29, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	December 2, 2016	/s/ Wesley S. McDonald
Wesley S. McDonald
Chief Financial Officer
(Principal Financial Officer)